UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2006

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

1800 Century Park East, Ste. 200, Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

(310) 895-7750
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 15, 2006 Patient Safety Technologies, Inc. (the “Company”), Ault Glazer Bodnar Merchant Capital, Inc., a wholly owned subsidiary of the Company (“AGB Merchant Capital”), Automotive Services Group, LLC (“ASG”) and Darrell W. Grimsley, Jr. entered into a Unit Purchase Agreement (the “Agreement”) for AGB Merchant Capital to purchase a 50% equity interest (the “Membership Interest”) in ASG from Mr. Grimsley. After completing the transaction, AGB Merchant Capital now owns 100% of the outstanding equity interests in ASG. ASG was formed to develop and operate automated car wash sites under the trade name “Bubba’s Express Wash”. ASG’s first site, developed in Birmingham, Alabama, had its grand opening on March 8, 2006.

As consideration for the Membership Interest the Company agreed to issue Mr. Grimsley 200,000 shares of the Company’s common stock. Such shares of common stock will be issued after the American Stock Exchange approves an additional listing application for such shares. The Company granted Mr. Grimsley piggyback registration rights for the resale of such shares to be included in the next registration statement (other than on Form S-4 or Form S-8) that the Company files with the Securities and Exchange Commission. The Company plans to cause ASG to merge with and into its parent corporation AGB Merchant Capital with AGB Merchant Capital surviving the merger and changing its name to Automotive Services Group, Inc. Mr. Grimsley will continue to act as Chairman and Chief Executive Officer of Automotive Services Group, Inc.

The issuance of the above shares to Mr. Grimsley was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. No advertising or general solicitation was employed in offering the securities and Mr. Grimsley represented that he is an accredited investor and that he is able to bear the economic risk of his investment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

       See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
2.1
Unit Purchase Agreement dated March 14, 2006 by and between Automotive Services Group, LLC, Darrell W. Grimsley, Ault Glazer Bodnar Merchant Capital, Inc. and Patient Safety Technologies, Inc. (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 17, 2006)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: March 28, 2006	By:	/s/ Louis Glazer, M.D.
Name: Louis Glazer, M.D., Ph.G.
Title: Chief Executive Officer